                                                     CENTENNIAL MONEY MARKET TRUST
                                                      CENTENNIAL GOVERNMENT TRUST
                                                      CENTENNIAL TAX EXEMPT TRUST
                                                 Supplement dated June 20, 2002 to the
                                                   Prospectus dated November 1, 2001

The Prospectus for the Centennial Tax Exempt Trust is changed as follows:

1. The following  sentence  replaces the second sentence in the second paragraph under the caption:  "What does the Trust Mainly Invest
In?" on page 2-2 of the prospectus:

     As a fundamental policy, the Trust will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in securities investments the income from which is exempt from federal income taxes. Securities that generate income that is subject to alternative minimum taxes will not count towards that 80% threshold.

The Prospectus for the Centennial Government Trust is changed as follows:

2.       The  following is added as a new second  paragraph  under the caption:  "What does the Trust Mainly Invest In?" on page 3-2 of the prospectus:

     The Trust will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments issued by the U.S. government, its agencies and instrumentalities.  Although this is not a fundamental policy, the amount so invested will not be changed by the Board without providing shareholders at least 60 days prior notice of the change.

June 20, 2002                                                          PS0150.014(062002)